UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2025

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc.	Missouri	74-2976504
700 Market Street
St. Louis, MO 63101
314-342-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act (only applicable to Spire Inc.):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	SR	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 27, 2025, Spire Inc. (“Spire”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and between Piedmont Natural Gas Company, Inc., a North Carolina corporation (“Piedmont”) and wholly owned subsidiary of Duke Energy Corporation (“Duke Energy”) and Spire, pursuant to which Spire has agreed to acquire Piedmont’s Tennessee natural gas local distribution company business (the “Business” and such transaction, the “Transaction”).

The purchase price for the Business is $2.48 billion and subject to adjustment as set forth in the Purchase Agreement, including adjustments based on net working capital, regulatory assets and liabilities and capital expenditures at closing.

The completion of the Transaction is subject to customary closing conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) approval of the Tennessee Public Utility Commission, (iii) no Material Adverse Effect (as defined in the Purchase Agreement) having occurred since the date of the Purchase Agreement, and (iv) customary conditions regarding the accuracy of the representations and warranties and compliance by the parties with their respective obligations under the Purchase Agreement. The Transaction is not subject to a financing condition and is expected to close in the first quarter of 2026, subject to satisfaction of the foregoing conditions. Spire has obtained debt financing commitments in connection with the financing of the Transaction and Spire expects the permanent financing to consist of a combination of long-term debt and/or equity.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, Piedmont has agreed to cause the Business to operate in the ordinary course of business and has agreed to certain other operating covenants with respect to the Business as set forth in the Purchase Agreement. The Purchase Agreement includes customary termination provisions, including if the closing of the Transaction has not occurred by April 27, 2026 (or within three months thereafter if the only remaining closing conditions relate to regulatory approval), and provides for a termination fee payable by Spire in certain circumstances as set forth in the Purchase Agreement.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by, the full terms of the Purchase Agreement, which will be filed with Spire’s Annual Report on Form 10-K for the year ended September 30, 2025.

Item 7.01.	Regulation FD Disclosure.

On July 29, 2025, Spire issued a press release announcing the Transaction, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, Spire released an investor presentation providing additional detail on the Transaction, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Spire owns certain assets associated with its Midstream segment, more specifically identified as Spire Storage, which consist of assets and operations physically located at 4003 Clear Creek Road, Evanston, Wyoming (Spire Storage West LLC) and 78413 Osage Road, Manchester, Oklahoma (Spire Storage Salt Plains LLC) (collectively “Storage Assets”). Spire intends to explore the possible sale of the Storage Assets to offset the other financing arrangements related to the Transaction.

A related news release is attached as Exhibit 99.1 and incorporated by reference in Items 1.01 and 8.01.

Forward-Looking Information

This document contains “forward looking statements” that are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as, but not limited to: “estimates,” “expects,” “projects,” “anticipates,” “intends,” “targets,” “plans,” “forecasts,” “may,”, “likely,” “would,” “should”, “anticipated” and similar expressions.

Actual outcomes or results could differ materially from the forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors, including but not limited to, conditions to the completion of the Transaction, such as receipt of required regulatory clearances, not being satisfied; closing of the Transaction being delayed or not occurring at all; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Purchase Agreement; the inability of Spire to obtain financing as currently contemplated; Spire being unable to achieve the anticipated benefits of the Transaction; the acquired assets not performing as expected; Spire assuming unexpected risks, liabilities and obligations of the acquired assets; significant transaction costs associated with the Transaction; the risk that disruptions from the Transaction will harm the businesses, including current plans and operations; the ability to retain and/or hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transaction; and other factors relating to the operations and financial performance discussed in Spire’s filings with the SEC.

Although the forward-looking statements contained in this document are based on estimates and assumptions that management believes are reasonable, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. More complete descriptions and listings of these uncertainties and risk factors can be found in Spire’s Annual Report on Form 10-K for the year ended September 30, 2024 and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Spire cannot guarantee that the future results reflected in or implied by any such forward-looking statement will be realized or, even if substantially realized, will have the forecasted or expected consequences and effects for or on Spire’s operations or financial performance. Such forward-looking statements are made based on information available as of the date of this document, and Spire undertakes no obligation to revise or update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report:

99.1	News release dated July 29, 2025.

99.2	Investor Presentation dated July 29, 2025.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.

Date: July 29, 2025	By:	/s/ Courtney M. Vomund
Courtney M. Vomund Senior Vice President, Chief Administrative Officer & Corporate Secretary